Exhibit 10.2

THIRD AMENDMENT
TO
CREDIT AGREEMENT
DATED AS OF JUNE 25, 2013
AMONG
NEWFIELD EXPLORATION COMPANY,
AS BORROWER,
THE LENDERS PARTY HERETO,
AND
JPMORGAN CHASE BANK, N.A.,
AS ADMINISTRATIVE AGENT

WELLS FARGO BANK, NATIONAL ASSOCIATION,
AS SYNDICATION AGENT

DNB BANK ASA, NEW YORK BRANCH, THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., BBVA COMPASS BANK, SUMITOMO MITSUI BANKING CORPORATION AND U.S. BANK NATIONAL ASSOCIATION,
AS DOCUMENTATION AGENTS

J.P. MORGAN SECURITIES LLC AND WELLS FARGO SECURITIES, LLC,
AS JOINT BOOKRUNNERS AND JOINT LEAD ARRANGERS

THIRD AMENDMENT TO CREDIT AGREEMENT
THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this “Third Amendment”) dated as of June 25, 2013, among NEWFIELD EXPLORATION COMPANY, a Delaware corporation, (the “Borrower”); each of the lenders party to the Credit Agreement referred to below (collectively, the “Lenders”); JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”); and WELLS FARGO BANK, NATIONAL ASSOCIATION as syndication agent for the Lenders.
R E C I T A L S
A.    The Borrower, the Administrative Agent and the Lenders are parties to that certain Credit Agreement dated as of June 2, 2011 (as amended by that certain First Amendment to Credit Agreement dated as of September 27, 2011 and that certain Second Amendment to Credit Agreement dated as of April 29, 2013, the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.
B.    The Borrower, the Administrative Agent and the Lenders desire to amend certain provisions of the Credit Agreement.
C.    NOW, THEREFORE, to induce the Administrative Agent and the Lenders to enter into this Third Amendment and in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement, as amended by this Third Amendment. Unless otherwise indicated, all section references in this Third Amendment refer to sections of the Credit Agreement.
Section 2.Amendments to Credit Agreement.
2.1    Section 1.01 of the Credit Agreement is hereby amended by deleting the definition of “Agreement” in its entirety and replacing it with the following:
“‘Agreement’ means this Credit Agreement, as amended by that certain First Amendment to Credit Agreement dated as of September 27, 2011, as amended by that certain Second Amendment to Credit Agreement dated as of April 29, 2013, as amended by that certain Third Amendment to Credit Agreement dated as of June 25, 2013 and as the same may from time to time be amended, modified, supplemented or restated.”
2.2    Section 1.01 of the Credit Agreement is hereby amended by deleting the definition of “Maturity Date” in its entirety and replacing it with the following:
“‘Maturity Date’ means June 25, 2018.”

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Section 3.Increase, Assignments and Reallocation of Commitments and Loans. The Lenders have agreed among themselves, in consultation with the Borrower, to increase the aggregate amount of the Commitments, to reallocate their respective Commitments and to, among other things, permit Citibank, N.A. (the “Exiting Lender”) to assign all of its Commitments and Loans and cease to be a Lender under the Agreement. The Administrative Agent and the Borrower hereby consent to such reallocation and the Lenders’ assignments of their Commitments, including the assignment by the Exiting Lender. On the Third Amendment Effective Date and after giving effect to such reallocations, the Commitment of each Lender shall be as set forth on Annex I of this Third Amendment and such Commitments shall supersede and replace those set forth on Schedule 2.01 to the Credit Agreement. With respect to such reallocation, each Lender and the Exiting Lender shall be deemed to have acquired or sold the Commitment allocated to it from or to (as applicable) each of the other Lenders pursuant to the terms of the Assignment and Assumption Agreement attached as Exhibit A to the Credit Agreement as if each such Lender and the Exiting Lender had executed an Assignment and Assumption Agreement with respect to such allocation. In connection with this Assignment and for purposes of this Assignment only, the Lenders, the Exiting Lender, the Administrative Agent and the Borrower waive the processing and recordation fee under Section 9.04(b)(ii) of the Credit Agreement.
Section 4.Conditions Precedent. This Third Amendment shall become effective on the date (such date, the “Third Amendment Effective Date”), when each of the following conditions is satisfied (or waived in accordance with Section 9.02 of the Credit Agreement):
4.1    The Administrative Agent and the Lenders shall have received all fees and amounts due under those certain fee letters dated of even date herewith, together with all other fees and amounts due and payable under the Credit Agreement on or prior to the Third Amendment Effective Date.
4.2    The Administrative Agent shall have received from each Lender, the Exiting Lender and the Borrower, counterparts (in such number as may be requested by the Administrative Agent) of this Third Amendment signed on behalf of such Person.
4.3    The Administrative Agent shall have received an original promissory note as contemplated by Section 2.09(e) of the Credit Agreement, or a new promissory note issued in substitution and exchange for any previously issued promissory note, for each Lender that has notified the Administrative Agent prior to the Third Amendment Effective Date that such Lender requests such note.
4.4    The Administrative Agent shall have received a certificate of the Borrower setting forth (a) a copy of resolutions, in form and substance reasonably satisfactory to the Administrative Agent, of the board of directors of the Borrower (or a duly authorized committee thereof) authorizing, among other things, (i) the execution, delivery and performance of this Third Amendment and all other Loan Documents to which it is a party and (ii) the increase in aggregate Commitments under the Credit Agreement and the extensions of credit contemplated therein and herein, and (b) such other documents and certifications as the Administrative Agent may reasonably request.

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4.5    The Administrative Agent shall have received a favorable written opinion (addressed to the Administrative Agent and the Lenders and dated the Third Amendment Effective Date) of the Borrower’s General Counsel, as to such customary matters regarding this Third Amendment as the Administrative Agent may reasonably request.
4.6    The Administrative Agent shall have received such other documents as the Administrative Agent or its special counsel may reasonably require.
The Administrative Agent is hereby authorized and directed to declare this Third Amendment to be effective when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 4 or the waiver of such conditions as permitted in Section 9.02 of the Credit Agreement. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.
Section 5.Miscellaneous Confirmation. The provisions of the Credit Agreement, as amended by this Third Amendment, shall remain in full force and effect following the effectiveness of this Third Amendment.
5.1    Ratification and Affirmation. The Borrower hereby ratifies and affirms its obligations under, and acknowledges its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect as expressly amended hereby.
5.2    Loan Document. This Third Amendment is a Loan Document.
5.3    Representations and Warranties. The Borrower hereby represents and warrants to the Lenders that:
(a)    the execution and delivery by the Borrower of this Third Amendment are within the Borrower’s corporate powers and have been duly authorized by all necessary corporate and, if required, stockholder action. This Third Amendment has been duly executed and delivered by the Borrower, and constitutes a legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law; and
(b)    as of the date hereof, after giving effect to the terms of this Third Amendment:
(i)    all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects (except that any such representations and warranties that are qualified as to materiality shall be true and correct in all respects), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects as of such specified earlier date;

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(ii)    no Default or Event of Default has occurred and is continuing; and
(iii)    no event or events have occurred which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect.
5.4    Counterparts. This Third Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Third Amendment by facsimile or other electronic transmission (i.e. a “pdf” or a “tif”) shall be effective as delivery of a manually executed counterpart hereof.
5.5    NO ORAL AGREEMENT. THIS THIRD AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.
5.6    GOVERNING LAW. THIS THIRD AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
[SIGNATURES BEGIN NEXT PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed as of the date first written above.

BORROWER:	NEWFIELD EXPLORATION COMPANY
By: /s/ TERRY W. RATHERT Terry W. Rathert Executive Vice President and Chief Financial Officer

Signature Page to Third Amendment to Credit Agreement – Newfield Exploration Company

ADMINISTRATIVE AGENT AND LENDER:	JPMORGAN CHASE BANK, N.A.
By: /s/ ROBERT MENDOZA Name: Robert Mendoza Title: Vice President

Signature Page to Third Amendment to Credit Agreement – Newfield Exploration Company

SYNDICATION AGENT AND LENDER:	WELLS FARGO BANK, NATIONAL ASSOCIATION
By: /s/ PAUL SQUIRY Name: Paul Squiry Title: Managing Director

Signature Page to Third Amendment to Credit Agreement – Newfield Exploration Company

DOCUMENTATION AGENT:	DNB BANK ASA, NEW YORK BRANCH
By: /s/ HENRIK ASLAND Name: Henrik Asland Title: Senior Vice President By: /s/ STIAN LOVSETH Name: Stian Lovseth Title: First Vice President

Signature Page to Third Amendment to Credit Agreement – Newfield Exploration Company

DOCUMENTATION AGENT AND LENDER:	COMPASS BANK
By: /s/ IAN PAYNE Name: Ian Payne Title: Vice President

Signature Page to Third Amendment to Credit Agreement – Newfield Exploration Company

LENDER:	DNB BANK ASA, GRAND CAYMAN BRANCH
By: /s/ HENRIK ASLAND Name: Henrik Asland Title: Senior Vice President
By: /s/ STIAN LOVSETH Name: Stian Lovseth Title: First Vice President

Signature Page to Third Amendment to Credit Agreement – Newfield Exploration Company

DOCUMENTATION AGENT AND LENDER:	THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.
By: /s/ S. BRANDFORD Name: S. Brandford Title: Vice President

Signature Page to Third Amendment to Credit Agreement – Newfield Exploration Company

LENDER:	CIBC, INC.
By: /s/ TRUDY NELSON Name: Trudy Nelson Title: Authorized Signatory
By: /s/ RICHARD ANTL Name: Richard Antl Title: Authorized Signatory

Signature Page to Third Amendment to Credit Agreement – Newfield Exploration Company

LENDER:	MIZUHO CORPORATE BANK LTD.
By: /s/ LEON MO Name: Leon Mo Title: Authorized Signatory

Signature Page to Third Amendment to Credit Agreement – Newfield Exploration Company

DOCUMENTATION AGENT AND LENDER:	SUMITOMO MITSUI BANKING CORPORATION
By: /s/ JAMES D. WEINSTEIN Name: James D. Weinstein Title: Managing Director

Signature Page to Third Amendment to Credit Agreement – Newfield Exploration Company

LENDER:	ROYAL BANK OF CANADA
By: /s/ KRISTAN SPIVEY Name: Kristan Spivey Title: Authorized Signatory

Signature Page to Third Amendment to Credit Agreement – Newfield Exploration Company

DOCUMENTATION AGENT AND LENDER:	U.S. BANK NATIONAL ASSOCIATION
By: /s/ JONATHAN H. LEE Jonathan H. Lee Vice President

Signature Page to Third Amendment to Credit Agreement – Newfield Exploration Company

LENDER:	BARCLAYS BANK PLC
By: /s/ VANESSA KURBATSKIY Name: Vanessa Kurbatskiy Title: Vice President

Signature Page to Third Amendment to Credit Agreement – Newfield Exploration Company

LENDER:	GOLDMAN SACHS BANK USA
By: /s/ MARK WALTON Name: Mark Walton Title: Authorized Signatory

EXITING LENDER:	CITIBANK, N.A., as Exiting Lender
By: /s/ MASON MCGURRIN Name: Mason McGurrin Title: Vice President

Signature Page to Third Amendment to Credit Agreement – Newfield Exploration Company

ANNEX I

Lender	Commitment
JPMORGAN CHASE BANK, N.A.	$195,000,000.00
WELLS FARGO BANK, NATIONAL ASSOCIATION	$195,000,000.00
THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH	$150,000,000.00
DNB BANK ASA, GRAND CAYMAN BRANCH	$150,000,000.00
COMPASS BANK	$125,000,000.00
SUMITOMO MITSUI BANKING CORPORATION	$125,000,000.00
U.S. BANK NATIONAL ASSOCIATION	$125,000,000.00
CIBC INC.	$85,000,000.00
MIZUHO CORPORATE BANK, LTD.	$85,000,000.00
ROYAL BANK OF CANADA	$70,000,000.00
GOLDMAN SACHS BANK USA	$70,000,000.00
BARCLAYS BANK PLC	$25,000,000.00
Total Commitments	$1,400,000,000